UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of report (Date of earliest event reported):  July 26, 2005

                              Home Federal Bancorp
             (Exact Name of Registrant as Specified in Its Charter)

             Indiana                 000-18847                   35-1807839
         (State or Other       (Commission File Number)        (IRS Employer
           Jurisdiction                                    Identification No.)
          of Incorporation)

       501 Washington Street, Columbus, Indiana                      47201
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition

         On July 26, 2005, Home Federal Bancorp (the "Registrant") issued a press release reporting its results of operations and financial condition for the second fiscal quarter and six months ended June 30, 2005.

         A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01         Other Events

         On July 26, 2005, the Registrant announced the approval by its Board of Directors of a new stock repurchase program to repurchase, from time to time, on the open market, up to 193,000 of the Registrant's outstanding shares of common stock, subject to market conditions. A copy of the press release issued by the Registrant concerning the foregoing is filed herewith as Exhibit 99.1 and the paragraphs under the heading "Stock Repurchase Program" are incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(c) Exhibits.

                  EXHIBIT NO.                        DESCRIPTION

                      99.1               Press Release dated July 26, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

         Date: July 26, 2005            HOME FEDERAL BANCORP


                                        By:/s/Mark T. Gorski
                                           -----------------
                                              Mark T. Gorski
                                              Executive Vice President and Chief
                                              Financial Officer